UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2006

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 13, 2006, The Wet Seal, Inc. (the “Company”) issued a press release to announce the appointment of Mr. Gregory S. Gemette as President of Merchandise for the Company’s Arden B. division (“Arden B.”). The information provided in Item 8.01 of this Current Report on Form 8-K regarding the employment agreement entered into between the Company and Mr. Gemette is incorporated herein by reference.

A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 4, 2006, the Company and Mr. Gemette entered into an Employment Agreement (the “Agreement”) setting forth the terms of Mr. Gemette’s employment with the Company as President of Merchandise for the Company’s Arden B. division, effective as of March 13, 2006.

The Agreement sets forth the terms of Mr. Gemette’s employment, including: (i) a base salary of $400,000, (ii) an annual performance bonus to be paid in accordance with the Company’s incentive plan, with a target award up to 50% of Mr. Gemette’s base salary, (iii) a relocation allowance and (iv) entitled to receive options to acquire up to 50,000 shares of Class A common stock of the Company. The options will vest in equal tranches over a three year period beginning on the first anniversary date of employment. In addition, Mr. Gemette will be entitled to receive 120,000 restricted shares of the Company’s Class A common stock. The restricted shares shall be granted in three equal annual installments of 40,000. The initial installment will be granted on the first anniversary of Mr. Gemette’s commencement of employment. The options and restricted stock granted to Mr. Gemette shall be subject to the terms and conditions of the Company’s 2005 Stock Incentive Plan, as amended, and the related award agreement.

In the event Mr. Gemette is terminated with or without cause (as defined in the Agreement), he shall be entitled to receive severance pay equivalent to six months base salary.

A copy of the Agreement appears as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.1	Employment Agreement, effective as of March 13, 2006, entered into between the Company and Mr. Gemette.

99.1	Press Release, dated as of March 13, 2006 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: March 17, 2006	By:	/s/ Steven H. Benrubi
		Name:	Steven H. Benrubi
		Title:	Vice President, Corporate Controller

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement, effective as of March 13, 2006, entered into between the Company and Mr. Gemette.

99.1	Press Release, dated as of March 13, 2006 issued by the Company.